UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 3, 2011

American Natural Energy Corporation
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

0-18596	73-1605215
(Commission File Number)	(IRS Employer Identification No.)

6100 South Yale – Suite 2010, Tulsa, Oklahoma	74136
(Address of Principal Executive Offices)	(Zip Code)

(918) 481-1440
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of American Natural Energy Corporation (the "Company") amended Section 2 of Article II of the Company's by-laws (the "By-laws"), effective as of October 3, 2011, to explicitly provide for the election of the Board of Directors by plurality vote. Prior to this amendment, the By-laws provided for the election of the Board of Directors by majority vote.

The full text of the Company's By-laws, as amended, is filed as Exhibit 3 to this Current Report, and Section 2 of Article II thereof, as amended, is incorporated into this Item 5.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibits are filed herewith:

	3.1	By-laws, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Natural Energy Corporation

Dated: October 3, 2011	By:	/s/ Michael K. Paulk
Michael K. Paulk
President

EXHIBIT INDEX

Exhibit No.	Description
3.1	By-laws, as amended.